COMMITMENTS AND CONTINGENCIES - Future Minimum Operating Lease Payments (Details) $ in Thousands	Feb. 29, 2016 USD ($)
Future minimum operating lease payments
2017	$ 1,144
2018	134
2019	10
Operating Leases, Future Minimum Payments Due, Total	$ 1,288